Exhibit 10.1
FOURTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 19, 2023 (the “Fourth Amendment Effective Date”), by and among MRC ENERGY COMPANY, a Texas corporation (the “Borrower”), the LENDERS party hereto and TRUIST BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 18, 2021 (as amended, supplemented or otherwise modified and in effect prior to the Fourth Amendment Effective Date, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”) and
WHEREAS, subject to the terms and conditions set forth herein, the Borrower has requested that the Administrative Agent and the Lenders amend the Existing Credit Agreement in certain respects, subject to the terms and conditions set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to such request on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders party hereto hereby agree as follows:
SECTION 1.    Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Credit Agreement shall be amended in the manner provided in this Section 1.
1.1    Additional Definition. The following definition shall be and it hereby is added to Section 1.1 of the Existing Credit Agreement in alphabetical order:
“Fourth Amendment Effective Date” means October 19, 2023.
1.2    Amended Definition. The following definition in Section 1.1 of the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
“Maximum Facility Amount” means $2,000,000,000, as such amount may be adjusted from time to time thereafter in accordance with Section 2.11.
1.3    Letter of Credit Fees. Section 3.4(a)(ii) of the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
(ii)    A letter of credit facing fee on the face amount of each Letter of Credit shall be paid to the appropriate Issuing Lender for its own account, in accordance with the terms of any fee letter or other agreement separately agreed upon between the Borrower and such Issuing Lender.
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1.4    Borrowing Base. Section 4.1 of the Existing Credit Agreement shall be and it hereby is amended by replacing “As of the First Amendment Effective Date, the Borrowing Base shall be $2,000,000,000” in the last sentence therein with “As of the Fourth Amendment Effective Date, the Borrowing Base shall be $2,500,000,000”.
1.5    Revolving Credit Allocations. Schedule 1.2 of the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 1.2 to this Amendment.
SECTION 2.    Redetermined Borrowing Base; Elected Commitments. This Amendment shall constitute notice of a redetermination of the Borrowing Base pursuant to Section 4.2 of the Credit Agreement, and the Administrative Agent, the Lenders and the Borrower hereby acknowledge that effective as of the date hereof (i) the Borrowing Base shall be redetermined and increased from $2,250,000,000 to $2,500,000,000 and (ii) the aggregate Revolving Credit Commitment Amounts increased from $1,250,000,000 to $1,325,000,000] and such redetermined Borrowing Base shall remain in effect until the date the Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The redetermination of the Borrowing Base contained in this Section 2 shall constitute the Determination Date to occur on or about November 1, 2023.
SECTION 3.    New Lenders and Reallocation and Increase of Revolving Credit Commitment Amounts. The Lenders have agreed among themselves to reallocate their respective Revolving Credit Commitment Amounts, and to, among other things, (a) allow certain financial institutions identified by Truist Securities, Inc., in its capacity as a Joint Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) and (b) to permit one or more of the Lenders to increase their respective Revolving Credit Commitment Amounts (each, an “Increasing Lender”). Each of the Administrative Agent and the Borrower hereby consent to (i) the reallocation of the Revolving Credit Commitment Amounts, (ii) each New Lender’s agreement to provide a Revolving Credit Commitment Amount and (iii) the increase in each Increasing Lender’s Revolving Credit Commitment Amount. On the date this Amendment becomes effective and after giving effect to such reallocation and assignment and increase of the Revolving Credit Aggregate Commitment, the Revolving Credit Commitment Amount of each Lender shall be as set forth on Schedule 1.2 of this Amendment. Each Lender hereby consents to the Revolving Credit Commitment Amount set forth on Schedule 1.2 of this Amendment. The reallocation of the Revolving Credit Commitment Amounts among the Lenders and the acquisition by each New Lender of an interest in the Revolving Credit Aggregate Commitment, shall be deemed to have been consummated on the date this Amendment becomes effective pursuant to the terms of the Assignment and Assumption attached as Exhibit C to the Credit Agreement as if the Lenders, including each New Lender, had executed an Assignment and Assumption with respect to such reallocation. Notwithstanding the deemed effectiveness of the reallocation of the Revolving Credit Commitment Amounts as set forth in the immediately precedeing sentence, the actual reallocation of the Revolving Credit Commitment Amounts among the Lenders contemplated by this Section 3 shall be consummated among the applicable Lenders within two (2) Business Days following the effectiveness of this Amendment. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 13.7(b)(iv) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3. To the extent requested by any Lender, and in accordance with Section 11.1 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 11.1 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 11.1 of the Credit Agreement in the event the payment of any principal of any SOFR Advance or the conversion of any SOFR Advance other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3. Each New Lender agrees that it shall be deemed to be, and hereby becomes on the date of effectiveness of
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this Amendment, a party in all respects to the Credit Agreement and the other Loan Documents to which all the Lenders are party and each shall have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.
SECTION 4.    Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment, and the increase and reallocation of the commitments contained in Section 3 of this Amendment, in each case, shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.
4.1    Execution and Delivery. The Administrative Agent shall have received a duly executed counterpart of (a) this Amendment signed by the Borrower, the Lenders, and the Administrative Agent and (b) the Consent and Reaffirmation attached hereto signed by each Guarantor.
4.2    Fees. The Administrative Agent shall have received the fees separately agreed upon between the Administrative Agent and the Borrower in connection with this Amendment.
4.3    Notes. The Administrative Agent shall have received Notes duly executed by the Borrower for each Lender that requests a Note in accordance with Section 2.2(e) of the Credit Agreement.
4.4    No Default. No Default or Event of Default shall have occurred and be continuing.
4.5    Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.
SECTION 5.    Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:
5.1    Reaffirmation of Representations and Warranties. After giving effect to the amendments herein, each representation and warranty of the Borrower, the Parent and each other Credit Party contained in the Credit Agreement and in each of the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date.
5.2    Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower, the Parent and each other Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate, limited liability company or limited partnership, as applicable, powers, have been duly authorized by necessary corporate action by such Credit Party, require no action by or in respect of, or filing with, any court or agency of government (except for the recording and filing of Collateral Documents and financing statements) and (a) do not violate in any material respect any Requirement of Law, (b) are not in contravention of the terms of any material Contractual Obligation, indenture, agreement or undertaking to which such Credit Party is a party or by which it or its properties are bound where such violation could reasonably be expected to have a Material Adverse Effect, and (c) do not result in the creation or imposition of any Lien upon any
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of the assets of such Credit Party except for Liens permitted by Section 8.2 of the Credit Agreement and otherwise as permitted in the Credit Agreement.
5.3    Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) equitable principles of general application.
5.4    No Default. No Default or Event of Default has occurred and is continuing.
SECTION 6.    Miscellaneous.
6.1    Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower, the Parent or any other Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof, except as amended and modified hereby.
6.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
6.3    Further Assurances. The Borrower covenants and agrees from time to time, as and when reasonably requested by the Administrative Agent or the Lenders, to execute and deliver or cause to be executed or delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.
6.4    Legal Expenses. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
6.5    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
6.6    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.7    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
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6.8    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.
6.9    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.10    Reference to and Effect on the Loan Documents.
(a)    This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents.
[Signature pages follow.]
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

MRC ENERGY COMPANY, as Borrower

By:	/s/ Craig N. Adams
Name:	Craig N. Adams
Title:	Executive Vice President

MRC Energy Company
Fourth Amendment     Signature Page

ADMINISTRATIVE AGENT:

TRUIST BANK, as Administrative Agent

By:	/s/ Ben Brown
Name:	Ben Brown
Title:	Director

MRC Energy Company
Fourth Amendment     Signature Page

LENDERS:

TRUIST BANK, as a Lender and an Issuing Lender

By:	/s/ Ben Brown
Name:	Ben Brown
Title:	Director

MRC Energy Company
Fourth Amendment     Signature Page

ROYAL BANK OF CANADA, as a Lender and an Issuing Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory

MRC Energy Company
Fourth Amendment     Signature Page

BANK OF AMERICA, N.A., as a Lender and an Issuing Lender

By:	/s/ Christopher Baethge
Name:	Christopher Baethge
Title:	Vice President

MRC Energy Company
Fourth Amendment     Signature Page

COMERICA BANK, as a Lender

By:	/s/ Cassandra Lucas
Name:	Cassandra Lucas
Title:	Vice President

MRC Energy Company
Fourth Amendment     Signature Page

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Sam Cutler
Name:	Sam Cutler
Title:	Director

MRC Energy Company
Fourth Amendment     Signature Page

FIRST HORIZON BANK, a Tennessee State Bank, as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

MRC Energy Company
Fourth Amendment     Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Lender

By:	/s/ Anvar Musayev
Name:	Anvar Musayev
Title:	Vice President

MRC Energy Company
Fourth Amendment     Signature Page

CATHAY BANK, as a Lender

By:	/s/ Stephen V Bacala II
Name:	Stephen V Bacala II
Title:	First Vice President

MRC Energy Company
Fourth Amendment     Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender and an Issuing Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

MRC Energy Company
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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Elizabeth Johnson
Name:	Beth Johnson
Title:	Senior Vice President

MRC Energy Company
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ZIONS BANCORPORATION, N.A. dba Amegy Bank, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

MRC Energy Company
Fourth Amendment     Signature Page

MUFG BANK, LTD., as a Lender

By:	/s/ Traci Bankston
Name:	Traci Bankston
Title:	Authorized Signatory

MRC Energy Company
Fourth Amendment     Signature Page

BOKF, NA dba Bank of Texas, as a Lender

By:	/s/ Drew Krittenbrink
Name:	Drew Krittenbrink
Title:	Vice President

MRC Energy Company
Fourth Amendment     Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kyle Gruen
Name:	Kyle Gruen
Title:	Authorized Officer

MRC Energy Company
Fourth Amendment     Signature Page

CONSENT AND REAFFIRMATION
Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Fourth Amendment to Fourth Amended and Restated Credit Agreement (the “Fourth Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) consents to the terms of the Fourth Amendment; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Indebtedness pursuant to the terms of the Guaranty or the Liens granted by it pursuant to the terms of the other Loan Documents to which it is a party securing payment and performance of the Indebtedness, (v) reaffirms that the Guaranty and the other Loan Documents to which it is a party and such Liens are and shall continue to remain in full force and effect and are hereby ratified and confirmed in all respects and (vi) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, (x) all of the representations and warranties made by it in each of the Loan Documents to which it is a party are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date, and (y) after giving effect to the Fourth Amendment, no Default or Event of Default has occurred and is continuing. Although each Guarantor has been informed of the matters set forth in the Fourth Amendment and has acknowledged and agreed to same, each Guarantor understands that neither the Administrative Agent nor any of the Lenders have any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers to the Credit Agreement for the Guaranty and other Loan Documents to which it is a party to remain in full force and effect, and nothing herein shall create such duty or obligation.
[SIGNATURE PAGES FOLLOW]
MRC Energy Company
Fourth Amendment     Consent and Reaffirmation

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Fourth Amendment.

GUARANTORS:

MATADOR RESOURCES COMPANY
LONGWOOD GATHERING AND DISPOSAL SYSTEMS GP, INC.
MRC PERMIAN COMPANY
MATADOR PRODUCTION COMPANY
MRC ROCKIES COMPANY
WR PERMIAN, LLC
MRC PERMIAN LKE COMPANY, LLC
LONGWOOD MIDSTREAM HOLDINGS, LLC
MRC ENERGY SOUTHEAST COMPANY, LLC
MRC ENERGY SOUTH TEXAS COMPANY, LLC
DELAWARE WATER MANAGEMENT COMPANY, LLC
LONGWOOD MIDSTREAM DELAWARE, LLC
LONGWOOD MIDSTREAM SOUTHEAST, LLC
LONGWOOD MIDSTREAM SOUTH TEXAS, LLC
SOUTHEAST WATER MANAGEMENT COMPANY, LLC
MRC DELAWARE RESOURCES, LLC
MRC HAT MESA, LLC

By:	/s/ Craig N. Adams
Name:	Craig N. Adams
Title:	Executive Vice President

LONGWOOD GATHERING AND DISPOSAL SYSTEMS, LP

By:	Longwood Gathering and Disposal Systems GP, Inc., its General Partner

By:	/s/ Craig N. Adams
Name:	Craig N. Adams
Title:	Executive Vice President

MRC Energy Company
Fourth Amendment     Consent and Reaffirmation

Schedule 1.2

Percentages and Allocations1
Revolving Credit

LENDERS	REVOLVING CREDIT ALLOCATIONS	REVOLVING CREDIT PERCENTAGE
Truist Bank	$181,500,000.00 Letter of Credit Commitment: $25,000,000.00	13.6981132076%
PNC Bank, National Association	$175,000,000.00 Letter of Credit Commitment: $25,000,000.00	13.2075471698%
KeyBank National Association	$175,000,000.00 Letter of Credit Commitment: $25,000,000.00	13.2075471698%
Bank of America, N.A.	$175,000,000.00 Letter of Credit Commitment: $25,000,000.00	13.2075471698%
The Bank of Nova Scotia, Houston Branch	$100,000,000.00	7.5471698113%
Royal Bank of Canada	$90,000,000.00 Letter of Credit Commitment: $0.00	6.7924528302%
MUFG Bank, Ltd.	$75,000,000.00	5.6603773585%
Comerica Bank	$75,000,000.00	5.6603773585%
JPMorgan Chase Bank, N.A.	$60,000,000.00	4.5283018868%
U.S. Bank National Association	$58,500,000.00	4.4150943396%
BOKF, NA dba Bank of Texas	$45,000,000.00	3.3962264151%
Zions Bancorporation, N.A., dba Amegy Bank	$40,000,000.00	3.0188679245%
First Horizon Bank	$40,000,000.00	3.0188679245%
Cathay Bank	$35,000,000.00	2.6415094340%

TOTALS	$1,325,000,000.00	100.0000000000%

1 As of the Fourth Amendment Effective Date
MRC Energy Company
Fourth Amendment     Schedule 1.2